FIREPOND, INC.

(formerly, FP TECHNOLOGY, INC.
(as successor in interest to AFG Enterprises USA, Inc.))

as Issuer

and

THE BANK OF NEW YORK

as Trustee

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SUPPLEMENTAL

INDENTURE No. 1

Dated as of August 2, 2007

to

INDENTURE

Dated as of January 24, 2007

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Senior Secured Convertible Notes Due 2009

SUPPLEMENTAL INDENTURE No. 1, dated as of August 2, 2007 (the “Supplemental Indenture”) to the Indenture dated as of January 24, 2007 (the “Indenture”) between Firepond, Inc. (formerly, FP Technology, Inc. (as successor in interest to AFG Enterprises USA, Inc.)) a corporation duly organized and existing under the laws of the State of Delaware, as Issuer (the “Company”), having its principal office at 181 Wells Avenue, Newton, Massachusetts 02459, and The Bank of New York, a New York banking corporation, as Trustee (in such capacity the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, in connection with the Master Exchange Agreement, dated as of January 24, 2007 (the “Exchange Agreement”), entered into by and among the Company and the Initial Purchasers (as defined in the Indenture), the Initial Purchasers acquired Senior Secured Convertible Notes Due 2009 (each a “Note” and, collectively, the “Notes”) issued by the Company under the Indenture in exchange for the Company’s Senior Secured Nonconvertible Notes Due 2011 issued on March 29, 2006; and

WHEREAS, the Company and the Noteholders (as defined in the Indenture) desire to amend the Indenture to permit the Company to (i) incur indebtedness in a principal amount up to $3,337,500 which indebtedness shall be junior in priority to the Notes upon the occurrence of an Event of Default, (ii) issue up to 125,000 shares of Common Stock in connection with any Permitted Indebtedness (as defined in the Indenture) and (iii) issue Common Stock in a bona fide firm commitment underwritten public offering with a nationally recognized underwriter (including without limitation Merriman, Curhan, Ford & Co.) which generates gross proceeds to the Company in excess of $10,000,000;

NOW, THEREFORE, for and in consideration of the promises and undertakings made herein, the receipt of which is hereby acknowledged, it is mutually agreed, for the benefit of the Company and the equal and proportionate benefit of all of the Noteholders, as follows:

ARTICLE I

Definitions and Other Provisions of General Application

Section 1.01.  Definitions.  For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the terms used herein shall have the meanings assigned to them in the Indenture and include the plural as well as the singular.

ARTICLE II

Amendments

Section 2.01.  Amendments to the Indenture.  Effective as of the date hereof, the definitions of “Excluded Securities” and “Permitted Indebtedness” in Section 1.01 of the Indenture are hereby amended by deleting them in their entirety and inserting the following in lieu thereof:

“Excluded Securities” means (a) any Common Stock issued or issuable:  (i) pursuant to any equity incentive plan or arrangement which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to employees, officers, directors or consultants for services provided to the Company or any Subsidiaries thereof; (ii) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter (including without limitation Merriman, Curhan, Ford & Co.) which generates gross proceeds to the Company in excess of $10,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933 and “equity lines”); (iii) upon conversion of the Notes or exercise of any of the Warrants; (iv) in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital in an amount not to exceed, in the aggregate, 10% of the outstanding shares of Common Stock in any calendar year, or (v) upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof (provided that the terms of such options or warrants are not amended or modified in any manner after the date hereof) or an option or warrant issued or granted in compliance with this paragraph, (b) any Common Stock or preferred stock in a maximum aggregate amount of up to $10,000,000 issued in connection with the issuance of additional Notes as contemplated by Section 3.01 occurring within 90 days of the date hereof; provided that in order to constitute an Excluded Security for purposes of this Agreement, the per share price paid for such Common Stock or deemed to be paid for such Common Stock upon the conversion of the preferred stock in accordance with the terms thereof (with such “deemed price per share” calculated in accordance with the provisions of Section 13.06(a)) shall not be less than 80% of the Conversion Price in effect on the date of such issuance and (c) up to 125,000 shares of Common Stock issued in connection with paragraph (g) in the definition of Permitted Indebtedness .

“Permitted Indebtedness” means (a) Indebtedness incurred by the Company or any Guarantor to finance acquisitions from time to time that is approved in advance by the Majority Holders and made expressly subordinate in right of payment to the Indebtedness evidenced by the Notes, as reflected in a written agreement acceptable to the Trustee and approved by the Trustee in writing, and which Indebtedness does not provide at any time for the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) or more days after the Maturity Date; (b) that certain 12% Senior Secured Convertible Debenture issued September 13, 2005 by FP Technology Holdings, Inc. to Trident Growth Fund, L.P. in the principal amount not to exceed $2,000,000 (as amended by the Master Amendment, dated March 29, 2006 and the First Amendment dated September 13, 2006 between the Company and Trident Growth Fund, L.P., the “Trident Loan”), (c) that certain amended and restated unsecured promissory note made September 13, 2005 by the Company in favor of General Motors Corporation in an amount not to exceed that in effect on the date hereof, (d) secured purchase money Indebtedness incurred in connection with the purchase of equipment in an aggregate maximum amount equal to $250,000 at any time outstanding to be used in the operations of the Company, (e) any Indebtedness in an amount of up to $5,000,000 in the aggregate at any time outstanding of one or more Special Purpose Acquisition Subsidiaries of the Company incurred to finance acquisitions, which Indebtedness is without recourse to the Company or any Guarantor, (f) Indebtedness under any reimbursement agreement related to the Letter of Credit and (g) Indebtedness incurred by the Company in a principal amount of up to $3,337,500 in the aggregate at any time outstanding which Indebtedness will be expressly subordinate in right of payment to the Indebtedness evidenced by the Notes upon the occurrence of an Event of Default, but which Indebtedness may mature prior to the Maturity Date.

ARTICLE III

Miscellaneous

Section 3.01.  Continued Effect.  Except as hereby expressly amended, the Indenture is in all respect ratified and confirmed and all terms, provisions and conditions thereof shall be and remain in full force and effect.

Section 3.02.  Effectiveness.  This Supplemental Indenture shall become effective immediately upon the execution hereof by all of the parties identified on the signature pages hereto.

Section 3.03.  Governing Law.  This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 3.04.  Counterparts.  This Supplemental Indenture may be executed in multiple counterparts, each of which when so executed shall be deemed to be original, but all such counterparts shall together constitute but one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1 to be duly executed as of the day and year first above written.

FIREPOND, INC.

By:	/s/Stephen Peary
Name: Stephen Peary Title: Chief Financial Officer
THE BANK OF NEW YORK, as Trustee

By:	/s/Scott Klein
Name: Scott Klein Title: Assistant Treasurer